Exhibit 10.12

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND IS OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

October 12, 2023

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Amended and Restated Letter Agreement – [***]

Dear Mr. Bolen:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021, that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021, that Fourth Amendment to Gas Gathering Compression Agreement dated January 23, 2023 and that Fifth Amendment to Gas Gathering Compression Agreement dated October 4, 2023 between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, the Producer’s Well Pad known as the [***]Well Pad, which is or will be connected to a Receipt Point located on the [***]System AMI and depicted on Exhibit A attached hereto (“[***]Well Pad”), has an Anticipated Production Date of [***] based on the applicable Additional Confirmation Notice;
WHEREAS, Producer has requested that Gatherer commence receiving Dedicated Gas into the Gathering System at the [***]Well Pad (“[***]Receipt Point”) as of [***] or such earlier date as the Parties mutually agree in writing (including email) (“Requested Service Date”); and

WHEREAS, Gatherer is willing to commence receiving Dedicated Gas at the [***] Receipt Point from and after the Requested Service Date, subject to the terms and conditions hereof;
WHEREAS, Producer and Gatherer are parties to that certain Letter Agreement – [***] dated October 3, 2023 (“Original Letter Agreement”); and

WHEREAS, Producer and Gatherer desire to amend and restate the Original Letter Agreement and accordingly, the Parties are entering into this Letter Agreement, which shall amend and restate the Original Letter Agreement in its entirety.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1. Service Commencement; [***]Shut-In Period. Subject to the terms and conditions of this Letter Agreement:
(a)Gatherer agrees to begin accepting Dedicated Gas into the Gathering System at the [***]Receipt Point on the Requested Service Date, and Producer’s and Gatherer’s rights, remedies and obligations with respect to the delivery and receipt of Dedicated Gas shall apply to Dedicated Gas delivered at the [***]Receipt Point following the Requested Service Date;
(b)Producer agrees to shut-in production of Dedicated Gas from its Well Pads known as the [***] (each a “[***] Receipt Point” and collectively, the “[***]Receipt Points”) during the period commencing on or before the Requested Service Date and continuing until the earlier of (i) Gatherer’s completion of the installation work described in clause (c) below and (ii) [***] (the “[***]Shut-In Period”). For the avoidance of doubt, Producer acknowledges and agrees that the shut-in of the [***]Receipt Points during the [***]Shut-In Period is intended to prevent [***]in the Gathering System and does not represent a failure by Gatherer to receive Dedicated Gas at the [***]Receipt Points which could result in a Temporary Release as contemplated in Section 3.8 of the Gathering Agreement;
(c)Gatherer agrees to complete the installation of (i) pad-level dehydration facilities upstream of each [***]Receipt Point except for the [***] and (ii) a heater at the [***]Well Pad, which facilities and installation shall be completed, in each case, to applicable industry standards and not later than [***];
(d)Producer agrees that Dedicated Gas delivered to the [***]Receipt Point during the [***]Shut-In Period shall maintain a minimum temperature of [***];
(e)Notwithstanding anything herein to the contrary, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any future Receipt Points to the Gathering System under the Gathering Agreement and the other terms and conditions thereof.
2.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.

3.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
4.    Governing Law; Jury Waiver. This Letter Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Letter Agreement or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Letter Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Letter Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John M. Quinn
Name: John M. Quinn
Title:     _VP Business Development & Commercial Services

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ Jeremy Knop
Name:     Jeremy Knop
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     SVP Commercial

EXHIBIT A

[***] System AMI

[***]